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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 29, 1997

                        IMPERIAL CMB TRUST SERIES 1997-1
(as issuer under an Indenture, dated as of May 1, 1997, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series, 1997-1)



                        IMPERIAL CMB TRUST SERIES 1997-1
                     --------------------------------------
               (Exact name of Issuer as specified in its charter)

         DELAWARE                      333-23387                 33-0705301
----------------------------           -----------           -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)


            c/o Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, Delaware                               19890
            --------------------                               -----
            (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (714) 556-0122

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Item 2.  Acquisition Or Disposition Of Assets.
         -------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         Exhibit No.               Description
         -----------               -----------

         3.1 Amended and Restated Trust Agreement, dated as of May 1, 1997, between IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee, Collateralized Asset-Backed Bonds, Series 1997-1.

         4.1 Indenture, dated as of May 1, 1997, between Imperial CMB Trust Series 1997-1, as issuer and Bankers Trust Company of California, N.A., as indenture trustee, Collateralized
                                   Asset-Backed Bonds, Series 1997-1.

         99.1                      Servicing Agreement, dated as of May
                                   1, 1997, between ICI Funding
                                   Corporation, as master servicer and
                                   Imperial CMB Trust Series 1997-1, as
                                   issuer, Collateralized AssetBacked
                                   Bonds, Series 1997-1.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMPERIAL CMB TRUST SERIES 1997-1


                                       Wilmington Trust Company, not in its
                                       capacity but solely as Owner Trustee


                                       By: /s/ Norma P. Closs
                                           --------------------------------
                                       Name: Norma P. Closs
                                       Title: Vice President

Dated: June 13, 1997

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------

3.1             Amended and Restated Trust Agreement, dated as of May 1,
                1997, between IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee, Collateralized Asset-Backed Bonds, Series 1997-1.

4.1 Indenture, dated as of May 1, 1997, between Imperial CMB Trust Series 1997-1, as issuer and Bankers Trust Company of California, N.A., as indenture trustee,
                Collateralized Asset-Backed Bonds, Series
                1997-1.

99.1 Servicing Agreement, dated as of May 1, 1997, between ICI Funding Corporation, as master servicer and Imperial CMB Trust Series 1997-1, as issuer, Collateralized Asset-Backed Bonds, Series 1997-1.


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